UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 28, 2022

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	1-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 28, 2022, Stock Yards Bancorp, Inc. held its 2022 annual meeting of shareholders. As of the record date for the Annual Meeting, there were 26,622,699 shares of Common Stock outstanding and entitled to one vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 22,954,553 or 86.22% of the outstanding common shares entitled to vote were represented by proxy. Those shares were voted as follows:

1.	The following individuals were nominated in 2022 to serve until the next annual meeting of shareholders in 2023. All nominees were elected. The results were as follows:

	Votes For	Votes Against	Abstain	Broker Non-Votes
Shannon B. Arvin	18,127,609	230,845	92,941	4,503,158
Paul J. Bickel II	18,277,110	52,746	121,539	4,503,158
J. McCauley Brown	17,613,213	712,496	125,686	4,503,158
David P. Heintzman	18,144,333	191,229	115,833	4,503,158
Carl G. Herde	17,529,514	798,645	123,236	4,503,158
James A. Hillebrand	17,933,837	436,725	80,833	4,503,158
Richard A. Lechleiter	18,031,659	366,605	53,131	4,503,158
Phillip S. Poindexter	18,092,901	236,922	121,572	4,503,158
Stephen M. Priebe	14,522,761	3,679,472	249,162	4,503,158
Edwin S. Saunier	18,235,975	165,549	49,871	4,503,158
John L. Schutte	18,203,210	129,482	118,703	4,503,158
Kathy C. Thompson	18,029,608	400,566	21,221	4,503,158

2.	Ratification of BKD, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2022:

For	22,734,365
Against	39,500
Abstain	180,688
Broker non-vote	-

3.	Proposal to approve a non-binding resolution to approve the compensation of the Company’s named executive officers.

For	17,914,050
Against	366,822
Abstain	170,523
Broker non-vote	4,503,158

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D.	Exhibits

None

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 3, 2022	STOCK YARDS BANCORP, INC.

	By:	/s/ T. Clay Stinnett
T. Clay Stinnett, Executive Vice President, Treasurer and Chief Financial Officer